EXHIBIT 99.2

STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES

February 14, 2019

Each of the entities listed on Schedule A attached hereto (each a “Reporting Entity”) and each party listed on Schedule B attached hereto (each a “Reporting Equity Holder”; together with the Reporting Entities, the “Reporting Persons” hereby authorizes and designates Frederic D. Fenton (the “Designated Filer”), for so long as he is employed by TCMI, Inc. or its affiliates, to prepare and file on behalf of such Reporting Person individually, or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person’s ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).

Each Reporting Person hereby further authorizes and designates Frederic D. Fenton (the “Authorized Signatory”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or the Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

Schedule A

TCV VII, L.P.

TCV VII (A), L.P.

Technology Crossover Management VII, L.P.

Technology Crossover Management VII, Ltd.

TCV VII Management, L.L.C.

TCV VIII, L.P.

TCV VIII (A), L.P.

TCV VIII (B), L.P.

TCV Member Fund, L.P.

TCV VIII Spotify, L.P.

TCV VIII Spotify (A), L.P.

TCV VIII Spotify (B), L.P.

TCV VIII Spotify (MF), L.P.

TCV VIII Spotify GP, LLC

Technology Crossover Management VIII, L.P.

Technology Crossover Management VIII, Ltd.

TCV VIII Management, L.L.C.

TCV IX, L.P.

TCV IX (A), L.P.

TCV IX (B), L.P.

Technology Crossover Management IX, L.P.

Technology Crossover Management IX, Ltd.

TCV IX Management, L.L.C.

TCV X, L.P.

TCV X (A), L.P.

TCV X (B), L.P.

TCV X Member Fund, L.P.

Technology Crossover Management X, L.P.

Technology Crossover Management X, Ltd.

TCV X Management, L.L.C.

Schedule B

Nariman Ansari

John A. Doran

John L. Drew

Jay C. Hoag

Richard H. Kimball

Christopher P. Marshall

Timothy P. McAdam

Jon Q. Reynolds, Jr.

Robert W. Trudeau

Kapil Venkatachalam

David L. Yuan

IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of February 14, 2019.

REPORTING PERSONS:

February 14, 2019	TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VII Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Member

February 14, 2019	TCV VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partners

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Spotify, L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Spotify (A), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Spotify (B), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Spotify (MF), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Spotify GP, LLC
a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV VIII Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Member

February 14, 2019	TCV IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV IX (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV IX (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management IX, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV IX Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Member

February 14, 2019	TCV X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV X (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV X (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV X member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management X, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management X, Ltd., a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	Technology Crossover Management X, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Director

February 14, 2019	TCV X Management, L.L.C.
a Delaware limited liability company

	By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag
	Title:	Member

February 14, 2019	/s/ Nariman Ansari
Nariman Ansari

February 14, 2019	/s/ John A. Doran
John A. Doran

February 14, 2019	/s/ John L. Drew
John L. Drew

February 14, 2019	/s/ Jay C. Hoag
Jay C. Hoag

February 14, 2019	/s/ Richard H. Kimball
Richard H. Kimball

February 14, 2019	/s/ Christopher P. Marshall
Christopher P. Marshall

February 14, 2019	/s/ Timothy P. McAdam
Timothy P. McAdam

February 14, 2019	/s/ Jon Q. Reynolds, Jr.
Jon Q. Reynolds, Jr.

February 14, 2019	/s/ Robert W. Trudeau
Robert W. Trudeau

February 14, 2019	/s/ Kapil Venkatachalam
Kapil Venkatachalam

February 14, 2019	/s/ David L. Yuan
David L. Yuan